Exhibit 99.1

For Immediate Release November 6, 2018	Contacts: Joseph Jaffoni, Jennifer Neuman, Norberto Aja JCIR (212) 835-8500 etm@jcir.com

ENTERCOM COMMUNICATIONS CORP.

REPORTS THIRD QUARTER RESULTS

Philadelphia, PA—Entercom Communications (NYSE: ETM) today reported financial results for the quarter ended September 30, 2018.

Third Quarter Highlights

•

Net revenues for the quarter were $378.5 million, compared to $122.3 million in the third quarter of 2017. On a same-station basis, net revenues for the quarter were $378.5 million compared to $395.2 million in the third quarter of 2017

•	Total operating expense for the quarter was $299.8 million, compared to $108.8 million in the third quarter of 2017

•	Total same-station cash expense for the quarter was $291.8 million, a decrease of 4.5% compared to $305.5 million in the third quarter of 2017

•	Operating income for the quarter was $78.7 million, compared to $13.5 million in the third quarter of 2017

•	Net income per diluted share for the quarter was $0.26, compared to $0.09 in the third quarter of 2017

•	Pro Forma Adjusted EBITDA for the quarter was $86.7 million, compared to $89.7 million in the third quarter of 2017

David J. Field, President and Chief Executive Officer, stated: “As we close in on the one year anniversary of our transformational merger with CBS Radio, we are very pleased with our progress and excited about the momentum we are building across multiple growth initiatives. Revenues have improved significantly since the first half of the year and the fourth quarter is on track for significant growth, currently pacing up 4%. Expenses are down significantly, driven by synergies, and we anticipate solid double digit EBITDA growth in the fourth quarter. In addition, we have now completed all of our previously announced divestitures and land sales, generating roughly $200 million in cash proceeds.”

Additional Information

During the 3rd quarter, the Company completed its sale of four radio stations in San Francisco and four radio stations in Sacramento to Bonneville International Corporation (“Bonneville”) for $141 million. These stations had been held separate from the Company through an FCC divestiture trust and were being operated by Bonneville under a time brokerage agreement.

The Company closed the sale of a tower site adjacent to O’Hare Airport in Chicago for $46 million and the sale of an office building on Venice Boulevard in Los Angeles for $26 million during the 3rd quarter. The Company plans to use a portion of these proceeds to fund facilities consolidation projects in two of its markets and to purchase this property through a tax-free 1031 exchange. As a result, the sale proceeds are held in a qualified intermediary for tax purposes and are classified on the Company’s balance sheet as restricted cash.

In September, the Company completed its acquisition of Philadelphia station 101.1 MORE FM (WBEB-FM) for $56.4 million in cash. At the same time, the Company completed the sale of 92.5 XTU (WXTU-FM) in Philadelphia, PA to Beasley Broadcast Group, Inc. for $38.0 million in cash. The Company used the WXTU-FM sale proceeds and cash on hand to fund the WBEB-FM acquisition. The transactions are immediately accretive to Entercom and are leverage neutral.

As of September 30, 2018, the Company had outstanding $1,525 million of senior debt under its credit facilities and $400 million in senior notes (both amounts exclude unamortized premium from purchase price accounting). In addition, the Company had $270 million in cash on hand, including $70 million in restricted cash.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Tuesday November 6, 2018 at 9:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: 888-889-0278 and Toll: 312-470-7365, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing 800-846-1910. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Same Station Net Revenues consist of net revenues adjusted for material station acquisitions and dispositions as if these acquisitions and dispositions had occurred as of the beginning of the comparable prior period.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing; non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, and gain or loss on sale or disposition of assets.

Pro Forma Adjusted EBITDA consists of Adjusted EBITDA to exclude those costs incurred by the prior owner that were not assumed by the Company or were unusual in nature and adjustments for material acquisitions and divestitures as if these acquisitions and divestitures had occurred as of the beginning of the period presented.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other expenses related to the refinancing; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), preferred stock dividends, taxes paid, capital expenditures and amortizable intangibles.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs, other expenses related to the refinancing, loss on extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% and 40% without discrete items of tax for the years 2018 and 2017, respectively.

Adjusted Net Income (Loss) Per Share—Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share—Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share—Diluted and Adjusted Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share—Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes for 2018 and 2017 are reflected at the expected federal and state income tax rate of 30% and 40%, respectively, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 100 million people each week through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom). For further information, or to receive future Entercom Communications news announcements via e-mail, please contact JCIR at 212/835-8500 or etm@jcir.com.

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
STATEMENTS OF OPERATIONS

Net Revenues	$378,508	$122,299	$1,051,192	$346,270

Station Expenses	277,998	87,492	805,919	255,085
Station Expense—Non-Cash Compensation	1,653	361	5,295	937
Corporate Expenses	13,781	8,137	47,472	25,084
Corporate Expenses—Non-Cash Compensation	2,116	1,198	6,126	3,692
Depreciation And Amortization	10,608	2,904	29,745	8,068
Time Brokerage Agreement Expense (Income)	(150)	—	(1,242)	34
Merger And Acquisition Costs	697	8,825	2,768	24,925
Impairment Loss	—	—	28,988	441
Restructuring Charges	852	—	3,019	—
Integration Costs	2,761	—	21,984	—
Net (Gain) Loss On Sale Or Disposition of Assets	(10,541)	(103)	(10,856)	13,155

Total Operating Expenses	299,775	108,814	939,218	331,421

Operating Income	78,733	13,485	111,974	14,849

Net Interest Expense	25,923	6,476	75,033	18,586

Income (Loss) Before Income Taxes	52,810	7,009	36,941	(3,737)
Income Taxes (Benefit)	16,220	2,909	12,960	(4,921)

Net Income (Loss) Available To The Company—Continuing Operations	36,590	4,100	23,981	1,184
Preferred Stock Dividend	—	663	—	1,763

Net Income (Loss) Available To Common Shareholders—Continuing Operations	36,590	3,437	23,981	(579)
Income From Discontinued Operations, Net Of Income Taxes	358	—	1,530	—

Net Income (Loss) Available To Common Shareholders	$36,948	$3,437	$25,511	$(579)

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Basic	$0.26	$0.09	$0.17	$(0.01)

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Diluted	$0.26	$0.09	$0.17	$(0.01)

Dividends Declared And Paid Per Common Share	$0.09	$0.275	$0.27	$0.425

Weighted Common Shares Outstanding—Basic	138,740	38,955	138,901	38,948

Weighted Common Shares Outstanding—Diluted	139,103	39,728	139,685	38,948

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures, Including Amortizable Intangibles	$6,969	$5,675	$25,955	$12,719
Income Taxes Paid	$(15)	$175	$18,821	$352
Cash Dividends On Common Stock Declared And Paid	$12,487	$10,713	$37,403	$16,550
Cash Dividends On Preferred Stock Declared And Paid	$—	$550	$—	$1,650

SELECTED BALANCE SHEET DATA
	September 30, 2018	December 31, 2017
Cash and Cash Equivalents	$200,190	$34,167
Restricted Cash	$70,217	$—
Senior Debt—Term B-1 Loan (Includes Current Portion)	$1,320,025	$1,330,000
Senior Debt— Revolver (Includes Current Portion)	$205,000	$143,000
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$1,739,390	$1,764,360

OTHER FINANCIAL DATA
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues
Net Revenues	$378,508	$122,299	$1,051,192	$346,270
Net Acquisitions And Divestitures Of Radio Stations	—	272,889	—	779,569

Same Station Net Revenues	$378,508	$395,188	$1,051,192	$1,125,839

Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$279,651	$87,853	$811,214	$256,022
Station Expenses—Non-Cash Compensation	(1,653)	(361)	(5,295)	(937)

Station Expenses	$277,998	$87,492	$805,919	$255,085

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$15,897	$9,335	$53,598	$28,776
Corporate Expenses—Non-Cash Compensation	(2,116)	(1,198)	(6,126)	(3,692)

Corporate Expenses	$13,781	$8,137	$47,472	$25,084

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$78,733	$13,485	$111,974	$14,849
Corporate Expenses	13,781	8,137	47,472	25,084
Corporate Expenses—Non-Cash Compensation	2,116	1,198	6,126	3,692
Station Expenses—Non-Cash Compensation	1,653	361	5,295	937
Depreciation And Amortization	10,608	2,904	29,745	8,068
Merger And Acquisition Costs	697	8,825	2,768	24,925
Restructuring Charges	852	—	3,019	—
Impairment Loss	—	—	28,988	441
Integration Costs	2,761	—	21,984	—
Net Time Brokerage Agreement Expense (Income)	(150)	—	(1,242)	34
Net Gain (Loss) On Sale Or Disposition of Assets	(10,541)	(103)	(10,856)	13,155

Station Operating Income	$100,510	$34,807	$245,273	$91,185

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted EBITDA To Pro Forma Adjusted EBITDA
Net (Income) Loss Available To Common Shareholders	$36,948	$3,437	$25,511	$(579)
Income Taxes (Benefit)	16,220	2,909	12,960	(4,921)
Income From Discontinued Operations, Net Of Income Taxes	(358)	—	(1,530)	—
Net Interest Expense	25,923	6,476	75,033	18,586
Corporate Expenses—Non-Cash Compensation	2,116	1,198	6,126	3,692
Station Expenses—Non-Cash Compensation	1,653	361	5,295	937
Depreciation And Amortization	10,608	2,904	29,745	8,068
Time Brokerage Agreement Expense (Income)	(150)	—	(1,242)	34
Preferred Stock Dividend	—	663	—	1,763
Merger And Acquisition Costs	697	8,825	2,768	24,925
Restructuring Charges	852	—	3,019	—
Integration Costs	2,761	—	21,984	—
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	—	1,100	1,419
Impairment Loss	—	—	28,988	441
Net Gain (Loss) On Sale Or Disposition of Assets	(10,541)	(103)	(10,856)	13,155

Adjusted EBITDA	86,729	26,670	198,901	67,520
Net Of Acquisitions And Divestitures	—	62,932		183,536
CBS Radio Costs Incurred To Separate From Its Parent	—	102		1,388

Pro Forma Adjusted EBITDA	$86,729	$89,704	$198,901	$252,444

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$36,948	$3,437	$25,511	$(579)
Depreciation And Amortization	10,608	2,904	29,745	8,068
Deferred Financing Costs Included In Interest Expense	798	586	2,389	1,752
Amortization Debt Premium Included In Interest Expense	(715)	—	(2,147)	—
Non-Cash Compensation Expense	3,769	1,559	11,421	4,629
Merger And Acquisition Costs	697	8,825	2,768	24,925
Integration Costs	2,761	—	21,984	—
Restructuring Charges	852	—	3,019	—
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	—	1,100	1,419
Impairment Loss	—	—	28,988	441
Net (Gain) Loss On Sale Or Disposition of Assets	(10,541)	(103)	(10,856)	13,155
Income Taxes (Benefit)	16,220	2,909	12,960	(4,921)
Income Taxes Otherwise Included In Income From Discontinued Operations	286	—	709	—
Capital Expenditures, Including Amortizable Intangibles	(6,969)	(5,675)	(25,955)	(12,719)
Income Taxes Paid	15	(175)	(18,821)	(352)

Adjusted Free Cash Flow	$54,729	$14,267	$82,815	$35,818

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$36,948	$3,437	$25,511	$(579)
Preferred Stock Dividend	—	663	—	1,763
Income Taxes (Benefit)	16,220	2,909	12,960	(4,921)
Income Taxes Included In Income From Discontinued Operations	286	—	709	—
Merger And Acquisition Costs	697	8,825	2,768	24,925
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	—	1,100	1,419
Impairment Loss	—	—	28,988	441
Integration Costs	2,761	—	21,984	—
Restructuring Charges	852	—	3,019	—
Net (Gain) Loss On Sale Or Disposition of Assets	(10,541)	(103)	(10,856)	13,155
Non-Cash Compensation Expense	3,769	1,559	11,421	4,629

Adjusted Income Before Income Taxes	50,992	17,290	97,604	40,832
Income Taxes	15,298	6,916	29,281	16,333

Adjusted Net Income Available To The Company	35,694	10,374	68,323	24,499
Preferred Stock Dividend	—	663	—	1,763

Adjusted Net Income	$35,694	$9,711	$68,323	$22,736

Numerator For Purposes Of Computing Adjusted Net Income (Loss) Per Share—Diluted
Adjusted Net Income (Loss)	$35,694	$9,711	$68,323	$22,736
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—

	$35,694	$9,711	$68,323	$22,736

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Weighted Common Shares Outstanding—Diluted As Reported	139,103	39,728	139,685	38,948
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—
Diluted Shares Excluded When Reporting A Net Loss	—	—		974

	139,103	39,728	139,685	39,922

Adjusted Net Income (Loss) Per Share—Diluted	$0.26	$0.24	$0.49	$0.57